EXHIBIT 10.47


                                  VISIJET, INC.

                       INTERNATIONAL DISTRIBUTOR AGREEMENT


             THIS INTERNATIONAL DISTRIBUTOR AGREEMENT (hereinafter "agreement") is entered into on this ______________ day of _____________ 2004, by and between VISIJET, Inc. (hereinafter "Company"), and ______________________, (hereinafter "Distributor").

                                    RECITALS

         WHEREAS, Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.

         WHEREAS, Distributor is an entity duly organized, validly existing, and in good standing under the laws of ;

         WHEREAS, Company manufactures and owns the rights to certain products and services with medical applications, described on EXHIBIT A attached hereto (collectively, the "Products") and;

         WHEREAS, Company and Distributor wish to enter into an exclusive agreement whereby Distributor will be a stocking distributor and will manage the selling cycle and sell the Products in , the ("Territory") on the terms and conditions set forth herein;

             NOW, THEREFORE, the parties agree as follows:

             SECTION 1. EXCLUSIVE APPOINTMENT. The Company appoints the Distributor as an exclusive distributor of the Products. The Distributor may sell the products of the Company covered by this Agreement only within the Territory as stated in EXHIBIT B attached to this Agreement.


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

             SECTION 2. PRODUCTS COVERED. The products of the Company covered by this Agreement are listed on EXHIBIT A. The products are subject, at the Company's sole discretion, to modification or change in part numbers, design or specifications. Products listed in EXHIBIT A are subject to individual removal from this agreement for failure of Distributor to meet the Minimum Sales Requirements in EXHIBIT C or for reasons of VisiJet's possible future discontinuance or transference of a product.

             SECTION 3. DURATION OF AGREEMENT. This Agreement shall become effective on the date of the last signatory hereto and shall terminate 3 years after the date that the Company obtains applicable regulatory approval subject to the Distributor's achievement of the Minimum Sales Requirements on EXHIBIT C which has been mutually agreed upon by both parties, as well as the performance of all other general obligations in this Agreement. After the 3 year period has expired this Agreement shall renew automatically on an annual basis unless either party furnishes written notice to the other at least ninety (90) days prior to the termination date of their intent not to renew the Agreement. However, in the event of a change of ownership or acquisition of the Company, this Agreement and its terms shall continue in force for the duration defined above.

             SECTION 4. TERMINATION. This Agreement may be terminated by either party with ninety (90) days written notice. However Company may not terminate without good cause. 4.1 EXISTING INVENTORY. In the event of the termination of this Agreement by the Company, the Company will make every effort to coordinate the transfer of any remaining inventory to another firm for a reasonable price.

             SECTION 5. PRICE LIST. The current price list and terms are attached to this Agreement as EXHIBIT D. The Company reserves the right to change the price list or terms at its sole discretion with ninety (90) days written notice to the Distributor.


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

             SECTION 6.  PURCHASE AND SALE OF THE PRODUCTS.

             6.1 PURCHASE ORDERS. Orders for Product shall be submitted on Distributor's written Purchase Order by mail or fax (with original following by mail) and paid for in accordance with the payment terms specified in Section
6.5. All Purchase Orders shall be consistent with the provisions of this Agreement and any inconsistent terms shall be deemed stricken. All Purchase Orders are subject to acceptance or rejection by the Company in its sole and absolute discretion.

             6.2 ORDER CANCELLATION. The Company may cancel any accepted orders or refuse or delay shipment of any orders if Distributor fails to meet any obligation arising under this Agreement.

             6.3 PRODUCT DELIVERY. The Products purchased by Distributor hereunder shall be delivered F.O.B., Irvine, California, U.S.A or Neuhausen, Germany. All delivery dates are estimates only.

             6.4 TITLE AND RISK OF LOSS. Distributor shall take title to the Products upon delivery and all risks of loss and expenses in connection with such Products shall thereafter rest upon Distributor including storage, cartage and transportation of the Products as well as all insurance, fees, charges, and taxes. The Company will invoice Distributor for such expenses at the time Products are shipped.

             6.5 PAYMENT TERMS. All invoices for product purchases are payable by Letter of Credit or net thirty (30) days from the date of invoice, in U.S. Dollars by wire transfer of funds or draft (see banking information in EXHIBIT
E). Expenses pursuant to section 6.4 are payable net thirty (30) days of the invoice date.

             SECTION 7. DESIGN CHANGES. The Company shall advise the Distributor of all major contemplated changes of design which result in a change in price thirty (30) days prior to marketing of such redesigned Product.

             SECTION 8. GENERAL OBLIGATION OF THE COMPANY. As an inducement to the Distributor to enter into this Agreement and to consummate the transactions contemplated hereby, Company hereby represents, warrants and covenants to Distributor as follows:

                  (a) Company shall provide, in reasonable quantities, sales and promotional material in English and/or camera-ready art for translation or reproduction.

                  (b) The Company shall be solely responsible for its expenses and those of its staff and agents. (c) Company shall be responsible for all patent infringement claims from third parties in..

             SECTION 9.  GENERAL OBLIGATION OF DISTRIBUTOR.

                  (a) Distributor represents that it has experience in marketing and selling similar products, and the financial resources to market the Product; and shall use its reasonable best efforts to market and sell the Products in the Territory and to achieve the maximum sales potential in the Territory;

                  (b) Distributor will maintain Minimum Sales Requirements as specified in EXHIBIT C.

                  (c) Distributor shall maintain an active sales organization composed of individuals knowledgeable with respect to the functional capabilities and operation of the Products, and the procedures in which they are used;

                  (d) So long as it is a distributor of the Company's Products, the Distributor, its agents, employees, affiliates, officers or directors shall not promote or sell any other epithelial separation devices which would be competitive with the Company's Products;


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

                  (e) Distributor shall deliver, at reasonable intervals of time, true and correct reports of sales, pricing, and other information reasonably requested by Company pertaining to the distribution and marketing of the Products in the Territory.

                  (f) Distributor shall purchase at least one Gebauer Combination System for demonstration purposes and to maintain a backup system in the event of temporary failure of an installed unit. Distributor shall also stock a reasonable supply of EpiLift Separators, and LasiTome blades for these demonstration units, as well as requisite spare parts and tool kits.

                  (g) Distributor shall at all times maintain at least one service engineer trained in the repair and servicing of Company's Products. Distributor shall sponsor said engineer for associated travel expenses for minimum 2-day training in the Company's headquarters in Irvine, California or a location to be dtermined. Training shall occur within one month of the launch of the LasiTome System and EpiLift System in the Territory.

             SECTION 10. ADDITIONAL DUTIES OF COMPANY AND DISTRIBUTOR. Distributor and Company shall, to the best of their ability, maintain in strict confidence and duly safeguard any and all confidential information of the other party and shall not use or disclose said information to others. Upon termination of the Agreement, both parties agree to return any documents of the other party containing any confidential information of such party.

                  (a) Distributor and Company shall comply with all applicable laws, statutes, regulations and treaties relating to production, marketing, sales and distribution of the Products in the Territory.


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

                  (b) Distributor shall provide Company with all regulatory approvals in Company's name in respective Territory and comply in all respects with all local government and health agency requirements as specified in EXHIBIT G.

             SECTION 11. REGULATORY REQUIREMENTS AND APPROVAL. Company shall provide Distributor with functional quality Products, which comply in all respects with Good Manufacturing Practices (the "GMP"). Company shall work in good faith and shall use its best efforts to promptly obtain and maintain the approval of any new Products by the FDA.

             SECTION 12. INSURANCE. Company agrees to carry product liability insurance in the minimum amount of $1,000,000.

             SECTION 13. NOTICES. Any notice, request, demand, or other communication required or permitted hereunder shall be deemed to be properly given when received by fax or received by mail, postage prepaid, or when deposited with a public telegraph company for transmittal, charges prepaid, addressed:

                  COMPANY:          VISIJET, INC.
                                    188 Technology Drive, Suite D
                                    Irvine, CA  92618 - USA
                                    Attn:  Mr. Randy Bailey


                  DISTRIBUTOR:      ________________________________

                                    ________________________________

                                    ________________________________

                                    ________________________________


             SECTION 14. DISTRIBUTOR NOT AN AGENT. This Agreement does not establish the Distributor as the agent or legal representative of the Company, or the Company as the agent or representative of the Distributor for any purpose whatsoever. Neither party is granted any express or implied right or authority by the other party to assume or to create any obligation or responsibility on behalf of or in the name of the other party, or to bind the other party in any manner or thing whatsoever.


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

             SECTION 15. ENTIRE AGREEMENT. All of the terms, provisions, and conditions agreed on by the parties hereto are expressed herein and except as contained in this instrument, there are no other or further understandings.

             SECTION 16. DISTRIBUTOR COMPENSATION. The Distributor's compensation will be derived by marking up the price of the products and re-selling them for a profit.

             SECTION 17. CONFIDENTIALITY. Distributor acknowledges that it may have access to information of VisiJet relating to the Product, which is of a confidential and proprietary nature ("Proprietary Information"). Such Proprietary Information includes, without limitation, promotional material, video tapes, customer lists, software, trade secrets, know-how, drawings, schematics, data coding, technical documentation and instructional material. Distributor agrees to take reasonable care to prevent disclosure to and use by others of the Proprietary Information. Distributor shall take appropriate steps to ensure that the confidentiality of the Proprietary Information is maintained by its employees and all permitted users of the Product. Distributor shall obtain from each current key employee (executive management, marketing and sales personnel, engineering management and any other individual who will have access to this information), independent contractor or agent of Distributor and any key employee hereafter employed, or any independent contractor or agent hereafter engaged, as to whom "Proprietary Information" as above defined is disclosed by Distributor, a confidentiality agreement in the form attached hereto as EXHIBIT F and to have said agreements at all times on file with Distributor and available for inspection by Company.

             SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed and original and all of which together shall constitute but one and the same instrument.


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

             IN WITNESS WHEREOF, the parties hereby execute this Agreement as of the date set forth above.

             VISIJET, INC.

             By____________________________        Date ________________________



             (NAME OF DISTRIBUTOR)

             By____________________________        Date________________________


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

                                    EXHIBIT A
                                    ---------

                                    PRODUCTS
                                    --------


                                EPILIFT SYSTEM(R)


                               EPI LIFT SEPARATORS


                               LASITOME(R) SYSTEM


                                 LASITOME BLADES


                               COMBINATION SYSTEM



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

                                    EXHIBIT B
                                    ---------

                                    TERRITORY
                                    ---------


                                     MEXICO



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

                                    EXHIBIT C
                                    ---------

                           MINIMUM SALES REQUIREMENTS
                           --------------------------


To maintain exclusivity, , must order at least 1 demonstration system prior to December 31, 2004, and order at least ___ systems in each of the calendar years of 2005, 2006 and 2007.



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

                                    EXHIBIT D
                                    ---------

                                     PRICING
                                     -------

                                     VISIJET

                      INTERNATIONAL DISTRIBUTOR PRICE LIST

                             EFFECTIVE JUNE 2, 2004

                           LASITOME AND EPILIFT PRICES
                           ---------------------------

                                                  CATALOG #           SUGGESTED MSRP       DEALER PRICE        %DISCOUNT
                                                  ---------           --------------       ------------        ---------
----------------------------------------------------------------------------------------------------------------------------
EPILIFT, COMPLETE SYSTEM                           EP-0001
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
LASITOME COMPLETE SYSTEM                           LT-0001
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
COMBINATION, COMPLETE SYSTEM                       EL-0001
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
ACCESSORIES:
----------------------------------------------------------------------------------------------------------------------------
    PRODUCT DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------
    LasiTome cutting head (Standard)               LT-1001
----------------------------------------------------------------------------------------------------------------------------
    LasiTome cutting head H (High)                 LT-1005
----------------------------------------------------------------------------------------------------------------------------
    EpiLift head                                   EP-1001
----------------------------------------------------------------------------------------------------------------------------
    Suction rings (19/3)                           EP1193
----------------------------------------------------------------------------------------------------------------------------
    Suction rings (19/4)                           EP-1194
----------------------------------------------------------------------------------------------------------------------------
    Suction rings (20)                             EP-1200
----------------------------------------------------------------------------------------------------------------------------
    Suction rings (21/3)                           EP-1213
----------------------------------------------------------------------------------------------------------------------------
    Suction rings (21/4)                           EP-1214
----------------------------------------------------------------------------------------------------------------------------
    Handpiece                                      EP-1055
----------------------------------------------------------------------------------------------------------------------------
    Handle Attachment                              EP-1005
----------------------------------------------------------------------------------------------------------------------------
    Console-EpiLift                                EP-0005
----------------------------------------------------------------------------------------------------------------------------
    Console-LasiTome                               LT-0005
----------------------------------------------------------------------------------------------------------------------------
    Console-Combination Console                    EL-0005
----------------------------------------------------------------------------------------------------------------------------
    Footswitch-Vacuum                              EP-1045
----------------------------------------------------------------------------------------------------------------------------
    Footswitch-Cut                                 EP-1050
----------------------------------------------------------------------------------------------------------------------------
    Metal Band                                     EP-1040
----------------------------------------------------------------------------------------------------------------------------
    Autoclavable Cover for Handpiece               EP-1030
----------------------------------------------------------------------------------------------------------------------------
    Steri Tray                                     EP-1035
----------------------------------------------------------------------------------------------------------------------------


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

----------------------------------------------------------------------------------------------------------------------------
LASIK BLADES
----------------------------------------------------------------------------------------------------------------------------
    Each Price (not sold individually)
----------------------------------------------------------------------------------------------------------------------------
    Box of 10 price                                LT-1020
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
EPILIFT SEPARATORS
----------------------------------------------------------------------------------------------------------------------------
    Each Price (not sold individually)
----------------------------------------------------------------------------------------------------------------------------
    Box of 10 price                                EP-1010
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
TUBING SETS
----------------------------------------------------------------------------------------------------------------------------
    Each Price (not sold individually)
----------------------------------------------------------------------------------------------------------------------------
    Box of 5 price                                 EP-1015
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
LASITOME DEMO SYSTEM                              LT-0010-E
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
COMBINATION DEMO SYSTEM                           EL-0010-E
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
DEMO BLADES (UNSTERILE FOR WETLAB DEMO)
----------------------------------------------------------------------------------------------------------------------------
     EpiLift Separators, (Box of 10)              EP-1060-E
----------------------------------------------------------------------------------------------------------------------------
     Lasik Blades, (Box of 10)                    LT-1025-E
----------------------------------------------------------------------------------------------------------------------------

*ALL ORDERS TO BE RECEIVED NO LATER THAN 10 DAYS PRIOR TO THE START OF THE QUARTER TO RECEIVE DISCOUNT.

ALL PRICES ARE IN U.S. DOLLARS.  FOB IRVINE, CALIFORNIA.


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

                                    EXHIBIT E
                                    ---------

                               BANKING INFORMATION
                               -------------------




          PLEASE WIRE PAYMENTS DIRECTLY INTO THE VISIJET ACCOUNT BELOW:



                  BANK:                      WELLS FARGO, CA.

                  ACCOUNT HOLDER:            VISIJET, INCORPORATED

                  ABA (SORT CODE) NO:        122000247

                  ACCOUNT NO:                2018621433



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

                                    EXHIBIT F
                                    ---------

                            CONFIDENTIALITY AGREEMENT
                            -------------------------

                          FOR KEY DISTRIBUTOR EMPLOYEES
                          -----------------------------

         The undersigned acknowledges that he or she may have access to information of VisiJet, Inc. (hereafter "VisiJet") relating to its Product, which is of a confidential and proprietary nature ("Proprietary Information"). Such Proprietary Information includes, without limitation, trade secrets, know-how, drawings, schematics, data coding, technical documentation and instructional materials. The undersigned agrees to take reasonable care to prevent disclosure to and use by others of the Proprietary Information. The undersigned shall take appropriate steps to ensure that the confidentiality of the Proprietary Information is maintained by him or her, and all permitted users of the Product. The undersigned shall not directly or indirectly use or permit any other person to use the Proprietary Information. The undersigned shall not disclose to any other party the Proprietary Information, in any form, without the prior written consent of VisiJet, except for disclosures to users of the Product in connection with the operation of the Product, provided that such users have entered into confidentiality agreements in forms acceptable to VisiJet. Upon the termination of this Agreement, for any reason, the undersigned shall promptly return to VisiJet all documents containing Proprietary information. The undersigned acknowledges that this Agreement shall be binding and enforceable even in the event that the agreement with _____________________ is terminated or if the undersigned is no longer connected with said Company. The undersigned further agrees that VisiJet has no adequate remedy at law should this Agreement be breached and that VisiJet is, therefore, entitled to injunctive or other equitable relief. Should any action be filed to enforce this Agreement, the prevailing party in such action shall be entitled to reasonable attorneys' fees and court costs. The undersigned agrees that any such action may be commenced and heard in the appropriate court with jurisdiction of the subject matter in the State of California.

______________________________                __________________________________
Date                                          Signature

                                    EXHIBIT G
                                    ---------

                 (LOCAL GOVERNMENT & HEALTH AGENCY REQUIREMENTS)


                              (NAME OF DISTRIBUTOR)
                              ---------------------



                                       16